U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 8, 2001.

                        COMMISSION FILE NUMBER: 333-30364

                              I T Technology, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                        98-0200077
 -----------------------------------------------------------------------------
          (State or jurisdiction of                 (I.R.S. Employer I.D. No.)
         incorporation or organization)



                                 34-36 Punt Road
                                  Windsor 3181
                         Melbourne, Victoria, Australia
                    (Address of principal executive offices)


               Registrant's telephone number: (011) 613-9533-7800


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant

         Not applicable

Item 2.  Acquisition or Disposition of Assets


         The Registrant's Board of Directors has agreed in principle to pursue the negotiation and execution of definitive agreements along the lines of certain signed agreements (Letters of Intent) it has received for the acquisition of substantially all of the assets of three companies whose businesses are engaged in the digital media sector (the "Companies"). The agreements in principle with the Companies provide for the issuance of an aggregate of 50,000,000 shares of the Registrant's common stock in private placements to the Companies or their affiliates. The agreements in principle are with the following Companies:

         o VideoDome.com Networks, Inc, a 50% owned subsidiary of the Registrant. ("VideoDome"),;
         o ROO Media Corporation, Inc. ("ROO") a company owned and controlled by Robert Petty, Vice President of Business Development of the Registrant and the Acting Chief Executive Officer of the Registrant's subsidiary Stampville.com, Inc.; and
         o        Streamcom Pty Ltd ("Streamcom") based in Melbourne, Australia.

         Upon successful consummation of these transactions, the Registrant 's primary focus will be in the digital media arena.

         Streamcom - The Registrant's agreement in principle with Streamcom provides for the issuance of 10,000,000 shares of its common stock in a private placement in exchange for substantially all of the assets of Streamcom.which has been specializing in live corporate and entertainment streaming services in Australia since 1998. During the past fifteen months Streamcom's projects have included live event and on-demand streaming to clients including: Western Mining Corporation, Fosters Brewing Group, National Australia Bank, Orica Limited, James Hardie Industries and others. Streamcom is in the business of live streaming production, video encoding production, online corporate communications project management and video on demand integration. Recently, Streamcom added online broadcasting services for corporate clients in Australia disseminating corporate disclosure information and regulatory compliance data.

         ROO - The Registrant's agreement in principle with ROO provides for the issuance of 20,000,000 shares of its common stock in a private placement and a further 20,000,000 options to acquire shares at an exercise price of $0.05 per share which shall be vested quarterly over a 3 year period, in exchange for substantially all of the assets of ROO which was recently formed by Robert Petty to be an aggregator and distributor of online digital media content. ROO's goal is to source and syndicate media content and aggregate this content into

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individual categories of interest, which are packaged into separate media channels. Roo plans to generate revenues through distribution and integration of these media channels into clients websites enabling them to incorporate this media content for their audiences. To date, ROO has launched several media channels, in the News, Fashion, Travel and Entertainment categories with additional channels pending. Pursuant to the agreement in principle, upon the effectiveness of the acquisition of the ROO assets by the Registrant, Robert Petty and Petty Consulting, Inc. will enter into a 3 yr agreement with the Registrant upon mutually agreeable terms and conditions, pursuant to which Mr Petty continue to serve as the Registrant's President and Chief Executive Officer.

         VIDEODOME - The Registrant's agreement in principle with VideoDome provides for the issuance of 20,000,000 shares of its common stock in a private placement plus the cancellation of its 50% ownership interest in VideoDome in exchange for substantially all of the assets of VideoDome. VideoDome is in the business of providing digital media management and publishing solutions. VideoDome enables its customers with of audio, video and multimedia content to deliver, manage and publish their media assets to the Internet or corporate intranets. The VideoDome platform provides content owners with the infrastructure to integrate streaming media into business, entertainment and information applications. Pursuant to the agreement in principle, upon the effectiveness of the acquisition of the VideoDome assets by the Registrant, Daniel Aharonoff will enter into a 3 yr agreement with the Registrant upon mutually agreeable terms and conditions, pursuant to which Mr Aharonoff will become the Registrant's Chief Technology Officer and will be added to the Registrant's Board of Directors.

         The consummation of the transactions contemplated by these agreements in principle are subject to the negotiation and execution of definitive asset purchase agreements with each of the Companies, as well the execution of employment agreements with Messrs Petty and Aharonoff. There can be no assurance that definitive agreements will be entered into with any of the Companies or that any of these transactions will in fact be consummated. Upon consummation of these proposed transactions, the Registrant will have a broadly based platform from which to operate an integrated digital media company.

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

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Item 5.  Other Events and Regulation FD Disclosure

         On November 8, 2001, the Registrant's Board of Directors elected two new members Robert Petty and Michael Neistat. Mr. Petty is currently the President of ROO, Vice President of Business Development with the Registrant and Acting Chief Executive Officer of the Registrant's subsidiary Stampville.com, Inc. Mr. Neistat has 20 years experience in information technology and related industries and prior to founding Skai Computer Systems Pty. Ltd. in 1983, spent six years with a global oil company as a Systems Analyst designing and implementing a new national wide-area-network involving mainframe, mini and pc integration.

         As the Managing Director of Skai, Mr Neistat was responsible for building its national sales channels, sourcing and negotiating the rights for various exclusive product lines from both local and overseas manufacturers, successfully ran and implemented new business strategies and opportunities as well as built one of Australia's most identifiable brands of personal computers and fileservers. In 1999 Mr Neistat sold Skai to Voicenet (Aust) Ltd, a company listed on the Australian Stock Exchange. Mr Neistat fulfilled a number of roles during his two years with Voicenet including, Chief General Manager, Business development and Investor Relations Manager as well as Chief Operating Officer for the group.

         In addition, the Board named Mr. Petty as the Registrant's President and Chief Executive Officer. Jonathan Herzog , formerly Chief Executive Officer, was elected Executive Vice President and Henry Herzog, formerly the Registrant's President will continue as a director.

Item 6. Resignations of Registrant's Directors

         Not Applicable


                           Forward Looking-Statements

         Certain information contained in this Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 (the "Act"), which became law in December, 1995. In order to obtain the benefits of the "safe harbor" provisions of the Act for any such forward-looking statements, the Registrant wishes to caution investors and prospective investors about significant factors which, among others, have in some cases affected the Registrant's actual results and are in the future likely to affect the Registrant's actual results and cause them to differ materially from those expressed in any such forward-looking statements. This Form 8-K contains forward-looking statements relating to future operational and business prospects based upon the consummation of the proposed transactions. with the Companies. Actual results may differ as a result of factors over which the Registrant has no control, including failure to successfully negotiate and/or consummation one or more of the definitive agreements with the Companies and/or the failure to consummate the asset purchases with one or more of the Companies, general

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economic and business conditions; competition; success of operating initiatives;
operating costs; advertising and promotional efforts; the existence or absence of adverse publicity; changes in business strategy or development plans; the ability to retain management; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employment benefit costs; changes in, or failure to comply with various government regulations; slower than anticipated completion of research and development projects and movements in the foreign exchange rate.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  10.14 Heads of Agreement dated as of October 25, 2001 by and among the Registrant and VideoDome.com Networks, Inc. Daniel Aharonoff and Vardit Cohen.

                  10.15 Heads of Agreement dated as of November 1, 2001 by and among the Registrant and Pacific & Orient Investment Limited and Streamcom Pty Ltd.

                  10.16 Heads of Agreement dated as of November 7, 2001 by and among the Registrant and ROO Media Corporation, Petty Consulting, Inc. and Robert Petty.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2001.

I.T. Technology, Inc.

/s/ Jonathan Herzog
---------------------------
By: Jonathan Herzog
Executive Vice President